NAME OF REGISTRANT
Franklin Custodian Funds
File No. 811-00537

EXHIBIT ITEM No. 77q1(g): Exhibits


AGREEMENT AND PLAN OF REORGANIZATION
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    THIS AGREEMENT AND PLAN OF REORGANIZATION (the ?Plan?), is made as of this 1st day of December, 2008, by and between Franklin Custodian Funds, a statutory trust created under the laws of the State of Delaware (?Acquiring Trust?), with its principal place of business at One Franklin Parkway, San Mateo, CA 94403-1906, on behalf of one of its series, Franklin DynaTech Fund (?Acquiring Fund?), and Franklin Strategic Series, a statutory trust created under the laws of the State of Delaware (?Target Trust?), with its principal place of business at One Franklin Parkway, San Mateo, CA 94403-1906, on behalf of its series, Franklin Technology Fund (?Target Fund?).
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PLAN OF REORGANIZATION
The reorganization (hereinafter referred to as the ?Plan of Reorganization?) will consist of the following: (i)?the acquisition by Acquiring Trust, on behalf of Acquiring Fund, of substantially all of the property, assets and goodwill of
Target Fund in exchange solely for full and fractional
Class?A, Class B, Class C,
Class R, and Advisor Class shares of beneficial interest, with no par value, of
Acquiring Fund (?Acquiring Fund Shares?); (ii)?the distribution of Acquiring Fund
 Shares to the holders of Class?A, Class B, Class C,
Class R, and Advisor Class
shares of beneficial interest of Target Fund
 (the ?Target Fund Shares?),
respectively, according to their respective interests in Target Fund in complete liquidation of Target Fund; and (iii)?the dissolution of Target
 Fund as soon as is
practicable after the closing (as defined in Section?3, hereinafter called the ?Closing?), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

 In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets, Liquidation and Dissolution of
 Target Fund.

    (a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of Acquiring Trust, on behalf of Acquiring Fund, herein contained, and in consideration of the delivery by Acquiring Trust of the number of Acquiring Fund Shares hereinafter provided, Target Trust on behalf of Target Fund agrees that, at the time of Closing, it will convey, transfer and deliver to Acquiring Trust, for the benefit of Acquiring Fund, all of Target Fund?s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders? rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i)?pay 25% of the costs and expenses of carrying out the Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), in accordance with
Section 9 of the Plan, which costs and expenses shall be established on Target Fund?s books as liability reserves; (ii)?discharge its unpaid liabilities on its books at the closing date (as defined in Section?3, hereinafter called the ?Closing Date?), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and
(iii)?pay such contingent liabilities as the Board of Trustees of Target Trust shall reasonably deem to exist against Target Fund, if any, at the Closing Date, for which contingent and other
appropriate liability reserves shall be established on Target Fund?s books (hereinafter ?Net Assets?).? Neither Acquiring Trust nor
 Acquiring Fund shall assume any liability of Target Fund or Target Trust, and Target Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.?
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    (b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of Target Trust, on behalf of Target Fund, herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Acquiring Trust agrees at the Closing to deliver to Target Trust the number of Acquiring Fund Shares, determined by dividing the net asset value per share of Class?A, Class B, Class C, Class R, and Advisor Class shares of Target Fund by the net asset value per share of Class?A, Class B, Class C, Class R, and Advisor Class shares of Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding
Class?A, Class B, Class C, Class R, and Advisor Class shares of Target
Fund as of 1:00 p.m., Pacific Time, on the Closing Date.? Acquiring
Fund Shares delivered to Target Trust at the Closing shall have an aggregate net asset value equal to the value of Target Fund?s Net Assets, all determined as provided in Section?2 of the Plan and as of the date and time specified herein.
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    (c) Immediately following the Closing, Target Trust shall dissolve
Target Fund and distribute
pro rata to Target Fund?s shareholders
of record, as of the close of business on the Closing Date, Acquiring
Fund Shares received by Target Fund pursuant to this Section?1.?
Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund in the amounts due such shareholders based on their respective holdings as of the close of business on the
Closing Date.? Fractional Acquiring Fund
 Shares shall be carried to the third decimal place.? As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Target Fund shall be entitled to surrender the same to the transfer agent for Acquiring Fund in exchange for the number of Acquiring Fund Shares into which Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.? Certificates for Acquiring Fund Shares shall not be issued, unless specifically requested by the shareholders.?
 Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Target
 Fund shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which Target
 Fund Shares (which prior to the Closing were represented thereby) have been converted.
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    (d) At the Closing, each shareholder of record of Target Fund as of the record date (the ?Distribution Record Date?) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section?8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Target Fund that such person had on the Distribution Record Date.
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    (e) All books and records relating to Target Fund, including all books and records required to be maintained under the Investment
Company Act of 1940, as amended (the ?1940 Act?), and the rules and regulations thereunder, shall be available to Acquiring Trust from and after the date of the Plan, and shall be turned over to Acquiring Trust on or prior to the Closing.
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2. Valuation.
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    (a) The net asset value of Acquiring Fund Shares and Target
 Fund Shares and the value of Target Fund?s Net Assets to be acquired by Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific Time, on the Closing Date, unless on such date: (a)?the New York Stock
Exchange (?NYSE?) is not open for unrestricted trading; or (b)?the reporting of trading on the NYSE or elsewhere is disrupted; or (c)?any other extraordinary financial event or market condition occurs (all such events described in (a), (b)?or (c)?are each referred to as
 a ?Market Disruption?).  The net asset value per share of Acquiring
Fund Shares and Target Fund Shares and the value of Target Fund?s
Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectuses of Acquiring Fund and Target Fund, or amendments thereto.
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    (b) In the event of a Market Disruption on the proposed
Closing Date, so that an accurate appraisal of the net asset value of Acquiring Fund Shares or Target Fund Shares or the value of Target Fund?s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.
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3. Closing and Closing Date.
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    The Closing Date shall be December 3, 2008 or such later date as the parties may mutually agree.? The Closing shall take place at the principal office of Acquiring Trust at 2:00 p.m., Pacific Time, on the Closing Date.? Target
 Trust on behalf of Target Fund shall have provided for delivery as of the Closing of those Net Assets of Target Fund to be transferred to the account of Acquiring Fund?s
Custodian, Bank of New York Mellon, Mutual Funds Division, 100
Church Street, New York, NY 10286.? Also, Target Trust, on behalf of
 Target Fund, shall deliver at the
 Closing a list of names and addresses of the shareholders of record of Target Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m., Pacific Time, on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief.?
Acquiring Trust on behalf of Acquiring
Fund shall provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund in such manner as the officers of Target Trust on behalf of Target Fund may reasonably request.
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4. Representations and Warranties by Acquiring Trust on behalf of Acquiring Fund.
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    Acquiring Trust, on behalf of Acquiring Fund, represents and warrants to Target Trust that:
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    (a) Acquiring Fund is a series of Acquiring Trust, a statutory trust organized originally as a Delaware corporation in September 1947, reincorporated as a Maryland corporation in 1979, and converted into a Delaware statutory trust effective February 1, 2008.? Acquiring Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Acquiring Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the ?1933 Act?), except for those shares sold pursuant to the private offering exemption for the purposes of raising initial capital or obtaining any required initial shareholder approvals.
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    (b) Acquiring Trust is authorized to issue an unlimited number shares of beneficial interest, without par value, of Acquiring Fund, each outstanding share of which is, and each share of which when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights.? Acquiring Trust currently issues shares of five (5)? series, including Acquiring
 Fund.? Acquiring Fund issues five classes of shares: Class?A, Class B,
Class C, Class R, and Advisor Class shares.? No shareholder of Acquiring
Trust shall have any
preemptive or other right to subscribe for Acquiring Fund Shares.
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    (c) The financial statements appearing in Acquiring Fund?s Annual
 Report to Shareholders for the fiscal year ended September 30, 2007, audited by PricewaterhouseCoopers LLP, and unaudited Semi-Annual
Report to Shareholders for the period ended March 31, 2008, copies of which have been delivered to Target Trust, and any interim unaudited financial statements, copies of which may be furnished to Target Trust, fairly present the financial position of Acquiring Fund as of their respective dates and the results of Acquiring
 Fund?s operations for
 the periods indicated in conformity with Generally Accepted Accounting Principles applied on a consistent basis.
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    (d) The books and records of Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Acquiring Fund.

    (e) Acquiring Trust, on behalf of Acquiring Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund or Acquiring Trust of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.
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    (f) Acquiring Trust has elected to treat Acquiring Fund as a regulated investment company (?RIC?) for federal income tax purposes under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the ?Code?). Acquiring
 Fund is a ?fund? as defined in
 Section?851(g)(2) of the
 Code, has qualified as a RIC
for each taxable year since its inception, and intends to continue to qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
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    (g) Acquiring Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section?368(a)(3)(A)
 of the Code.

    (h) Acquiring Fund does not have
 any unamortized or unpaid
organizational fees or expenses.
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    (i) Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.
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    (j) There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.
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    (k) Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5)?years, directly or indirectly, any shares of Target Fund.
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    (l) Acquiring Trust has no plan or intention to issue additional shares of Acquiring Fund following the Plan of Reorganization except for shares issued in the ordinary course of Acquiring Fund?s business as a series of an open-end
investment company; nor does Acquiring Trust have any plan or intention to redeem or otherwise reacquire any shares of Acquiring
 Fund issued pursuant to the
Plan of Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section?22(e) of the 1940 Act.
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    (m) Acquiring Fund is in the same line of business as Target Fund before the Plan of Reorganization and did not enter into such line of business as part of the Plan of Reorganization. Acquiring Fund will actively continue Target Fund?s business in substantially the same manner that Target Fund conducted that business immediately before the Plan of Reorganization and has no plan or intention to change such business. On the Closing Date, Acquiring Fund expects that at least 33?1/3% of Target Fund?s portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Acquiring Fund. Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Plan of Reorganization. Acquiring
 Fund has no plan or intention to sell or otherwise dispose of any of the former assets of Target Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Acquiring Fund will continuously review its investment portfolio (as Target Fund did before the Closing) to determine whether to retain or dispose of particular securities, including those included among the former assets of Target Fund.
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    (n) The registration statement on Form N-14 referred to in Section?7(g) hereof (the ?Registration Statement?), and any prospectus or statement of additional information of Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration
Statement or any such prospectus or statement of additional information, on the effective and clearance dates of the Registration Statement, on the date of the Special Meeting of Target Fund shareholders, and on the Closing
Date: (i)?shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended
(the ?1934 Act?),
the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii)?shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made,
not misleading.

5. Representations and Warranties by Target Trust on behalf of Target Fund.
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    Target Trust, on behalf of Target Fund, represents and warrants to Acquiring Trust that:
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    (a) Target Fund is series of Target Trust, a statutory trust originally organized under the laws of Delaware on January 25, 1991.
??Target Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Target Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital or obtaining any required initial shareholder approvals.
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    (b) Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Target Fund, each outstanding share of which is fully paid, non-assessable, and has full voting rights.  Target Trust
 issues shares of eleven (11)?series, including Target Fund.?
Target Fund has five classes of shares (Class?A, Class B, Class C, Class R, and Advisor Class) and an
 unlimited number of shares of beneficial interest of Target
Trust have been allocated and designated to each share class of Target Fund.? No shareholder of Target
Trust has or will have any option, warrant, or preemptive rights of subscription or purchase with respect to Target Fund Shares.
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    (c) The financial statements appearing in Target Fund?s
Annual Report to Shareholders for the fiscal year ended
April 30, 2008, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Acquiring Trust, and any interim financial statements for Target Fund that may be furnished to Acquiring Trust, fairly present the financial position of Target Fund as of their respective dates and the results of Target Fund?s operations for the periods indicated in conformity with generally accepted accounting principles applied on a
 consistent basis.

    (d) Target Trust, on behalf of Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust or Bylaws, as amended, or any contract or any other commitment or obligation, and is not
subject to any order or decree, that would be violated by its execution of or performance under the Plan.? Target Fund has no material contracts or other commitments
 (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan)
 which will not be terminated by Target Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due or payable by Target Fund.
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    (e) Target Trust has elected to treat Target Fund as a RIC for federal income tax purposes under Part I of Subchapter
M of the Code.? Target Fund is a ?fund? as defined in Section?851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
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    (f) Target Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section?368(a)(3)(A) of the Code.
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    (g) Target Fund does not have any unamortized or unpaid organization fees or expenses.
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    (h) Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section?5(c) hereof and those
 incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.
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    (i) Since April 30, 2008, there has not been any material adv erse change in Target Fund?s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.
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    (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target
Fund or Target Trust of the transactions contemplated by the Plan, except the necessary Target
 Fund shareholder approval, or as may otherwise be required under the federal or state securities laws or the rules and regulations thereunder.
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    (k) There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.
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    (l) During the five-year period ending on the Closing Date,
 (i)?Target Fund has not acquired, and will not acquire, Target
 Fund Shares with consideration other than Acquiring Fund
Shares or Target Fund Shares, except for redemptions in the ordinary course of Target Fund?s business or to the extent necessary to comply with its legal obligation under Section?22(e) of the 1940 Act, and (ii)?no distributions have been made with respect to Target Fund
Shares (other than regular, normal dividend distributions made pursuant to Target Fund?s historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions described in Sections 852 and 4982 of the Code.
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    (m) As of the Closing Date, Target Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of Target Fund, except for th e right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.
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    (n) Throughout the five year period ending on the Closing Date, Target Fund will have conducted its historic business within the meaning of Section?1.368-1(d) of the Income Tax Regulations under the Code.?
Target Fund did
not enter into (or expand) a line of business as part of the Plan of Reorganization.? Target Fund will not alter its investment portfolio in connection with the Plan of
 Reorganization.
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6. Representations and Warranties by Target Trust and
 Acquiring Trust.
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    Target Trust, on behalf of Target Fund, and Acquiring
Trust, on behalf of Acquiring Fund, each represents and
 warrants to the other that:
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    (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m., Pacific Time, on the Closing Date
for the purpose of determining the number of Acquiring Fund
Shares to be issued pursuant to Section?1 of the Plan, will accurately reflect Target Fund?s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a)
above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.
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    (c) Except as disclosed in its currently effective prospectus relating to Target Fund, in the case of Target Trust, and Acquiring Fund, in the case of Acquiring Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.? Neither Acquiring Trust nor Target Trust is a party to or subject to the provisions of any order, decree or
judgment of any court or governmental body which
 materially and adversely affects Acquiring Fund?s or Target Fund?s business or their ability to consummate the transactions herein contemplated.
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    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
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    (e) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of Trustees and the Plan, subject to the approval of Target Fund?s shareholders in the case of Target Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors?
 rights and to general equity principles.
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    (f) It anticipates that consummation of the Plan will not cause either Target Fund, in the case of Target Trust, or Acquiring Fund, in the case of
 Acquiring Trust, to fail to conform to the requirements of Subchapter
M of the Code for federal income taxation qualification as a RIC at the end their respective fiscal years.

7. Covenants of Target Trust and Acquiring Trust.
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    (a) Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, each covenants to operate its respective business as presently conducted between the date hereof and the Closing, it being
understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to
 minimize federal income or excise taxes.
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    (b) Target Trust, on behalf of Target Fund, undertakes that it will not acquire Acquiring Fund
Shares for the purpose of making distributions thereof to anyone other than Target Fund?s shareholders.
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    (c) Target Trust, on behalf of Target Fund, undertakes that, if the Plan is consummated, it will liquidate and dissolve Target Fund.
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    (d) Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal
Revenue Service or any state or local tax authority.
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    (e) At the Closing, Target Trust, on behalf of Target
Fund, will provide Acquiring Fund with a copy of the shareholder ledger accounts, certified by Target Fund?s transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Target Fund Shares as of 1:00 p.m., Pacific Time, on
 the Closing Date who are to become shareholders of Acquiring Fund as a result of the transfer of assets that is the subject of the Plan.
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    (f)?As of the Closing, the Board of Target Trust shall have called, and Target Trust shall have held, a Special Meeting of Target Fund?s shareholders to consider and vote upon the Plan (the "Special Meeting") and Target
 Trust shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Target Trust shall have mailed to each shareholder of record of Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined
 Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act,
Section?14(a) of the 1934 Act and Section?20(a) of the 1940 Act, and the rules and regulations thereunder.
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    (g) Acquiring Trust has filed the Registration
Statement with the SEC and used its best efforts to provide that the Registration Statement became effective as promptly as practicable.? At the time it became effective, the Registration Statement:
(i)?complied in all material respects with the applicable provisions of the 1933 Act and the rules and regulations promulgated thereunder;
 and (ii) did?not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.? At the time the Registration
Statement became effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the
Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
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    (h) Subject to the provisions of the Plan, Acquiring Trust and Target Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.
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    (i) Target Trust shall deliver to Acquiring Trust at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of Target Fund transferred to Acquiring Trust in accordance with the terms of the Plan.
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8. Conditions Precedent to be Fulfilled by Target Trust and
 Acquiring Trust.
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    The consummation of the Plan hereunder shall be subject to the following respective conditions:
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    (a) That: (i)?all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii)?the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing; and (iii)?the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.
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    (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent office r of each of the Trusts.
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    (c) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section?25(b) of the 1940 Act or instituted or threatened to institute any proceeding
 seeking to enjoin consummation of the Plan under Section?25(c) of the 1940 Act.? And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.
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    (d) That the Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Target Fund at a meeting or any adjournment thereof.

    (e) That a distribution or distributions shall have been declared for Target Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i)?all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific Time on the Closing Date; and (ii)?
any undistributed ordinary income and capital gain net income from any prior period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section?1222(9) of the Code.
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    (f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary
?no-action? positions or exemptive orders from such federal
 and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of Target
Fund or Acquiring Fund.
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    (g) That there shall be delivered to Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, an opinion in form and substance satisfactory to them from the law firm of Stradley
Ronon Stevens?& Young, LLP, counsel to Acquiring
Trust and Target Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with
 the Plan, the laws of the State of Delaware, and based upon certificates of the officers of Target Trust and Acquiring
Trust with regard to matters of fact:
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    (1) The acquisition by Acquiring Fund of substantially all the assets of Target Fund, as provided for herein, in exchange for Acquiring Fund Shares followed by the distribution by Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Target
 Fund will qualify as a reorganization within the meaning of Section?368(a)(1) of the Code, and Target Fund and Acquiring
Fund will each be a ?party to the reorganization? within the meaning of Section?368(b) of the Code;
?
    (2) No gain or loss will be recognized by Target Fund upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund
(Sections 361(a) and 357(a) of the Code);
?
    (3) Acquiring Fund will recognize no gain or loss upon the receipt of substantially all of the assets of Target Fund in exchange solely for voting shares of Acquiring Fund
(Section 1032(a) of the Code);
?
    (4) No gain or loss will be recognized by Target Fund upon the distribution of Acquiring Fund Shares to its shareholders in liquidation of Target Fund, in pursuance of the Plan
 (Section 361(c)(1) of the Code);
?
    (5) The basis of the assets of Target Fund received by Acquiring Fund will be the same as the basis of such assets to Target Fund immediately prior to the Plan of Reorganization
 (Section 362(b) of the Code);
?
    (6) The holding period of the assets of Target Fund received by Acquiring Fund will include the period during which such assets were held by Target Fund
(Section 1223(2) of the Code);
?
    (7) No gain or loss will be recognized by the shareholders of Target Fund upon the exchange of their shares in Target
 Fund for voting shares of Acquiring Fund including fractional shares to which they may be entitled
(Section 354(a) of the Code);
?
    (8) The basis of Acquiring Fund Shares received by the shareholders of Target Fund shall be the same as the basis of Target Fund Shares exchanged therefor
 (Section 358(a)(1) of the Code);
?
    (9) The holding period of Acquiring Fund Shares received by shareholders of Target Fund (including fractional shares to which they may be entitled) will include the holding period of Target Fund Shares surrendered in exchange therefor, provided that Target Fund Shares were held as a capital asset on the effective date of the exchange
(Section 1223(1) of the Code); and
?
    (10) Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section?1.381(b)-1(b) of
 the regulations issued by the United States Treasury
(?Treasury Regulations?)) the items of Target Fund described in Section?381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury
Regulations.
?
    (h) That there shall be delivered to Acquiring Trust, on behalf of Acquiring Fund, an opinion in form and substance satisfactory to it from Stradley Ronon Stevens?& Young, LLP, counsel to Target Trust, on behalf of Target
Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors? rights:
?
    (1) Target Fund is a series of Target Trust and that Target
 Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;
?
    (2) Target Trust is an open-end investment company of the management type registered as such under the 1940 Act;
?
    (3) The execution and delivery of the Plan and the consumm ation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of Target Trust on behalf of Target Fund; and ?
    (4) The Plan is the legal, valid and binding obligation of Target
Trust, on behalf of Target Fund, and is enforceable against Target
Trust, on behalf of Target Fund, in accordance with its terms.
?
    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Target Trust with regard to matters of fact, and certain certifications and written statements of governmental
officials with respect to the good standing of Target Trust.
?
    (i) That there shall be delivered to Target Trust, on behalf of Target Fund, an opinion in form and substance satisfactory to it from the law firm of Stradley Ronon Stevens?& Young, LLP, counsel to Acquiring Trust, on behalf of
 Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other
laws now or hereafter affecting generally the enforcement of creditors? rights:
?
    (1) Acquiring Fund is a series of Acquiring Trust and Acquiring
Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;
?
    (2) Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring
 Fund;
?
    (3) Acquiring Trust is an open-end investment company of the management type registered as such under the 1940 Act;
?
    (4) Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully
paid and will be non-assessable by Acquiring Trust, on behalf of Acquiring Fund;
?
    (5) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly a uthorized by all necessary statutory trust action on the part of
 Acquiring Trust, on behalf of Acquiring Fund;
?
    (6) The Plan is the legal, valid and binding obligation of Acquiring Trust, on behalf of Acquiring Fund, and is enforceable against Acquiring Trust, on behalf of Acquiring
Fund, in accordance with its terms; and
?
    (7) The registration statement of Acquiring Trust, of which the prospectus dated November?1, 2007 of
 Acquiring Fund is a part (the ?Prospectus?), is, at the time of the signing of the Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act.
?
    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of
Acquiring Trust with regard to matters of fact, and certain
 certifications and written statements of governmental officials with respect to the good standing of Acquiring Trust.
?
    (j) That Acquiring Trust?s prospectus contained in the Registration Statement with respect to Acquiring Fund Shares delivered to Target
Fund?s shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.
?
    (k) That Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Acquiring Fund
Shares lawfully to be delivered to each holder of Target Fund Shares.
?
    (l) That, at the Closing, there shall be transferred to Acquiring Trust, on behalf of Acquiring Fund, aggregate Net Assets of Target Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Target
Fund on the Closing Date.
?
    (m) That there be delivered to Acquiring Trust, on behalf of Acquiring Fund, information concerning the tax basis of Target
Fund in all securities transferred to Acquiring Fund, together with shareholder information including:
the names, addresses, and taxpayer identification numbers of the shareholders of Target Fund as of the Closing Date; the number of shares held by each shareholder;
the dividend reinvestment elections applicable to each shareholder;
and the backup withholding and nonresident alien withholding certifications, notices or records on file with Target Fund with respect to each shareholder.
??
9. Expenses.
?
    The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each of Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, will pay 25% of the costs of the Plan of Reorganization, and Franklin Advisers, Inc., the investment manager for both Acquiring Fund and Target Fund, will pay 50% of the costs of the Plan of
 Reorganization.
?
10. Termination; Postponement; Waiver; Order.
?
    (a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by shareholders of Target Fund) prior to the Closing, or the Closing may be postponed as follows:
?
    (1) by mutual consent of Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund;
?
    (2) by Acquiring Trust, on behalf of Acquiring Fund, if any condition of its obligations set forth in Section?8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or ?
    (3) by Target Trust, on behalf of Target Fund, if any conditions of its obligations set forth in Section?8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.
?
    (b) If the transactions contemplated by the Plan have not been consummated by July 30, 2009, the Plan shall automatically terminate on that date, unless a later date is agreed to by both
 Acquiring Trust and Target Trust.
?
    (c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither Target
Trust, Acquiring Trust, Target Fund nor
 Acquiring Fund, nor their trustees, officers, or agents or the shareholders of Target Fund or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan
 shall be paid as provided in Section?9 hereof.
?
    (d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof if, in the judgment of such party, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to its shareholders, on behalf of whom such action is taken.
?
    (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither
 Target Trust nor Acquiring Trust, nor any of their o fficers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.
?
    (f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Target Trust, on behalf of Target Fund, or the Board of Trustees of Acquiring Trust,
 on behalf of Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of the
Plan without a vote or approval of the shareholders of
 Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to Target Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Target Fund prior to the meeting at which the transactions contemplated by the Plan shall have been approved, the Plan shall not be consummated and shall terminate unless
Target Trust shall promptly call a special meeting of the shareholders of Target Fund at which such conditions so imposed shall be submitted for approval.
    ?
11. Liability of Acquiring Trust and Target Trust.
?
    (a) Each party acknowledges and agrees that all obligations of Acquiring Trust under the Plan are binding only with respect to Acquiring Fund; that any liability of Acquiring Trust under the Plan with respect to Acquiring Trust, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Acquiring Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither Target Trust nor Target
 Fund shall seek satisfaction of any such obligation or liability from the shareholders of Acquiring Trust, the trustees, officers, employees or agents of Acquiring Trust,
or any of them.
?
    (b) Each party acknowledges and agrees that all obligations of Target Trust under the Plan are binding only with respect to Target Fund; that any liability of Target Trust under the Plan with respect to Target Fund, or in
connection with the transactions contemplated herein with respect to Target Fund, shall be discharged only out of the assets of Target Fund; that no other series of Target
Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither
 Acquiring Trust nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Target Trust, the trustees, officers, employees or agents of Target Trust, or any of them.
?
12. Entire Agreement and Amendments.
?
    The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

?13. Counterparts.
?
    The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

?14. Notices.

    Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin DynaTech Fund, at Franklin Custodian Funds,
One Franklin Parkway, San Mateo, CA 94403-1906,
 Attention: Secretary, or Franklin Technology Fund, at
 Franklin Strategic Series,
 One Franklin Parkway, San Mateo, CA 94403-1906,
Attention: Secretary, as the case may be.

15. Governing Law.

    The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.
?
    IN WITNESS WHEREOF, Target Trust, on behalf of
Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, have each caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.
?


FRANKLIN CUSTODIAN FUNDS, on behalf of
FRANKLIN DYNATECH FUND


By:
?/s/David P. Goss
?
?
David P. Goss, Vice President
?


FRANKLIN STRATEGIC SERIES, on behalf of
 FRANKLIN TECHNOLOGY FUND


By:
?/s/David P. Goss?
?
?
David P. Goss, Vice President
AGREEMENT AND PLAN OF REORGANIZATION
?
    THIS AGREEMENT AND PLAN OF REORGANIZATION
 (the ?Plan?), is made as of this 1st day of
December, 2008, by and between Franklin Custodian
Funds, a statutory trust created under the laws of the State of Delaware
 (?Acquiring Trust?), with its principal place of business
at One Franklin Parkway, San Mateo, CA 94403-1906, on behalf of one of its series, Franklin DynaTech Fund
 (?Acquiring Fund?), and Franklin Strategic Series, a
statutory trust created under the laws of the State of Delaware
(?Target Trust?), with its principal place of
 business at One Franklin Parkway, San Mateo, CA
 94403-1906, on behalf of its series, Franklin
 Global Health Care Fund (?Target Fund?).
?
PLAN OF REORGANIZATION
    The reorganization (hereinafter referred to as
the ?Plan of Reorganization?) will consist of the following:
 (i)?the acquisition by Acquiring Trust, on behalf of
Acquiring Fund, of substantially all of the property,
assets and goodwill
of Target Fund in exchange solely for full and fractional
Class?A, Class B, and Class C shares of beneficial interest, with no par value, of Acquiring Fund
(?Acquiring Fund Shares?); (ii)?the distribution of
Acquiring Fund Shares to the holders of Class?A,
 Class B, and Class C shares of beneficial interest of Target Fund
(the ?Target Fund Shares?), respectively,
according to their respective interests in
Target Fund in complete liquidation of Target Fund;
and (iii)?the dissolution of
 Target Fund as soon as is practicable after
 the closing (as defined in Section?3, hereinafter
called the ?Closing?), all upon and subject to the terms
 and conditions of the Plan
hereinafter set forth.

AGREEMENT

    In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets, Liquidation and
Dissolution of Target Fund.

    ?(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of Acquiring Trust, on behalf of Acquiring Fund, herein contained, and in consideration of the delivery by Acquiring Trust of the number of Acquiring Fund
Shares hereinafter provided, Target Trust on behalf of Target Fund agrees that, at the time of Closing, it will convey, transfer and deliver to Acquiring Trust, for the benefit of Acquiring Fund, all of Target Fund?s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever
(other than shareholders? rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i)?pay 25% of the costs and expenses of carrying out the Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), in accordance with Section 9 of the Plan, which costs and expenses shall be established on Target Fund?s books as liability reserves; (ii)?discharge its unpaid liabilities on its books at the closing date (as defined in Section?3,
 hereinafter called the ?Closing Date?), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii)?pay such contingent liabilities as the Board of Trustees of Target Trust shall reasonably deem to exist against
Target Fund, if any, at the
Closing Date, for which contingent
 and other appropriate liability reserves shall be established on Target Fund?s books (hereinafter ?Net Assets?).?
Neither Acquiring Trust nor Acquiring Fund shall assume any liability of Target Fund or Target Trust, and Target Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.?
?
    (b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of Target Trust, on behalf of Target Fund, herein contained, and in consideration
of such sale, conveyance,
 transfer, and delivery, Acquiring Trust agrees at the Closing to deliver to Target Trust the number of Acquiring Fund Shares, determined by dividing the net asset value per share Class?A, Class B, and Class C shares of Target Fund by the net asset value per share of Class?A, Class B, and Class C shares of Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class?A, Class B, and Class C shares of Target Fund as of 1:00 p.m., Pacific Time, on the Closing Date.? Acquiring Fund Shares delivered to Target Trust at the Closing shall have an aggregate net asset value equal to the value of Target Fund?s Net Assets, all determined as provided in Section?2 of the Plan and as of the date and time specified herein.
?
    (c) Immediately following the Closing, Target
Trust shall dissolve Target Fund and distribute pro rata to Target Fund?s shareholders of record, as of the close of business on the
Closing Date, Acquiring Fund Shares
 received by Target Fund pursuant to this Section?1.? Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date.?
Fractional Acquiring Fund Shares
 shall be carried to the third decimal place.?
 As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Target Fund shall be
 entitled to surrender the same to the transfer agent for Acquiring Fund in exchange for the number of Acquiring Fund
 Shares into which Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.? Certificates for Acquiring
Fund Shares shall not be issued, unless specifically requested by the shareholders.? Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Target
 Fund shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which Target Fund Shares (which prior to the Closing were represented thereby) have been converted.
?
    (d) At the Closing, each shareholder of record of Target Fund as of the record date (the ?Distribution
 Record Date?) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section?8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Target Fund that such person had on the Distribution Record Date.
?
    (e) All books and records relating to Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the ?1940 Act?), and the rules and regulations thereunder, shall be available to Acquiring Trust from and after the date of the Plan, and shall be turned over to Acquiring Trust on or prior to the Closing.
?
2. Valuation.
?
    (a) The net asset value of Acquiring Fund Shares and Target Fund Shares and the value of Target Fund?s
Net Assets to be acquired by Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific Time, on the Closing Date, unless on such date: (a)?the New
 York Stock Exchange (?NYSE?) is not open for unrestricted trading; or (b)?the reporting of trading on the NYSE or elsewhere is disrupted; or (c)?any other extraordinary financial event or market condition occurs (all such events described in (a), (b)?or
 (c)?are each referred to as a ?Market Disruption?).
 The net asset value per share of Acquiring Fund
Shares and Target Fund Shares and the value of Target Fund?s
 Net Assets shall be computed in
 accordance with the valuation procedures set forth in the most recent respective prospectuses of Acquiring Fund and Target Fund, or amendments thereto.
?
    (b) In the event of a Market Disruption on the proposed Closing Date, so that an accurate appraisal of the net asset value of Acquiring Fund Shares or Target Fund Shares or the value of Target Fund?s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.
?
3. Closing and Closing Date.
?
    The Closing Date shall be December 3, 2008 or such later date as the parties may mutually agree.?
The Closing shall take place at the principal office of Acquiring Trust at 2:00 p.m., Pacific Time, on the Closing Date.?
Target Trust on behalf of Target Fund shall have provided for delivery as of the Closing of those Net Assets of Target Fund to be transferred to the account of Acquiring
Fund?s Custodian, Bank of New York Mellon, Mutual Funds
Division, 100 Church Street, New York, NY 10286.? Also,
 Target Trust, on behalf of Target Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of Target Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m., Pacific Time, on the Closing Date,
 certified by its transfer agent or by its President to the best of its or his knowledge and belief.? Acquiring
Trust on behalf
of Acquiring Fund shall provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund in such manner as the officers of Target Trust on behalf of Target Fund may reasonably request.
?
4. Representations and Warranties by Acquiring Trust on behalf of Acquiring Fund.
?
    Acquiring Trust, on behalf of Acquiring Fund, represents and warrants to Target Trust that:
?
    (a) Acquiring Fund is a series of Acquiring Trust, a statutory trust organized originally as a Delaware corporation in September 1947, reincorporated as a Maryland corporation in 1979, and converted into a Delaware statutory trust effective February 1, 2008.? Acquiring Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Acquiring Fund
Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended
(the ?1933 Act?), except for those shares sold pursuant to the private offering exemption for the purposes of raising initial capital or obtaining any required initial shareholder approvals.
?
    (b) Acquiring Trust is authorized to issue an unlimited number shares of beneficial interest, without par value, of Acquiring Fund, each outstanding share of which is, and each share of which when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights.? Acquiring Trust currently issues shares of five (5)?series, including
 Acquiring Fund.? Acquiring Fund issues five classes of shares:
 Class?A, Class B, Class C, Class R, and Advisor Class shares.?
No shareholder of Acquiring Trust shall have any preemptive or other right to subscribe for Acquiring
Fund Shares.
?
    (c) The financial statements appearing in Acquiring Fund?s
 Annual Report to Shareholders for the fiscal year ended
 September 30, 2007, audited by
PricewaterhouseCoopers LLP, and unaudited
 Semi-Annual Report to Shareholders for the period ended March 31, 2008, copies of which have been delivered to Target Trust, and any interim unaudited financial statements, copies of which may be furnished to Target Trust, fairly present the financial position of Acquiring Fund as of their respective dates and the results of Acquiring
Fund?s operations for the periods indicated in conformity with Generally Accepted Accounting Principles applied on a consistent basis.
?
    (d) The books and records of Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Acquiring Fund.

    (e) Acquiring Trust, on behalf of Acquiring Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation
 by Acquiring Fund or Acquiring Trust of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the
1940 Act, or as
 may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.
?
    (f) Acquiring Trust has elected to treat Acquiring
 Fund as a regulated investment company (?RIC?) for federal income tax purposes under Part I of Subchapter M of the Internal
Revenue Code of 1986, as amended (the ?Code?).
Acquiring Fund is a ?fund? as defined
in Section?851(g)(2) of the Code,
has qualified as a RIC for each taxable year since its inception, and intends to continue to qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
?
    (g) Acquiring Fund is not under jurisdiction of a Court in a
Title 11 or similar case within the meaning of Section?368(a)(3)(A) of the Code.

    (h) Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.
?
    (i) Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary
 course of business as an investment company.
?
    (j) There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.
?
    (k) Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5)?years, directly or indirectly, any shares of Target Fund.
?
    (l) Acquiring Trust has no plan or intention to issue additional shares of Acquiring Fund following the Plan of Reorganization except for shares issued in the ordinary course of Acquiring Fund?s business as a series of an open-end investment company; nor does Acquiring Trust have any plan or intention to redeem or otherwise reacquire any shares of Acquiring Fund issued pursuant to the Plan of Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section?22(e) of the 1940 Act.
?
    (m) Acquiring Fund is in the same line of business as Target
 Fund before the Plan of Reorganization and did not enter into such line of business as part of the Plan of Reorganization.
Acquiring Fund will actively continue Target
Fund?s business in substantially the same manner that Target
 Fund conducted that business immediately before the Plan of Reorganization and has no plan or intention to change such business. On the Closing Date, Acquiring Fund expects that at least 33?1/3% of Target Fund?s portfolio assets will meet the investment objectives,
strategies, policies, risks and restrictions of Acquiring Fund. Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Plan of Reorganization.
Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the former assets of Target Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Acquiring Fund will continuously review its investment portfolio (as Target Fund did before the Closing) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of Target Fund.
?
    (n) The registration statement on Form N-14 referred to in Section?7(g) hereof (the ?Registration Statement?), and any prospectus or statement of additional information of Acquiring
Fund contained or incorporated
therein by reference, and any supplement or amendment
 to the Registration Statement or any such prospectus or statement of additional information, on the effective and clearance dates of the Registration Statement, on the date of the Special Meeting of Target Fund shareholders, and on the Closing Date: (i)?shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ?1934 Act?), the 1940 Act, the rules and regulations
thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii)?shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5. Representations and Warranties by Target Trust on behalf of Target Fund.
?
    Target Trust, on behalf of Target Fund, represents and warrants to Acquiring Trust that:
?
    (a) Target Fund is series of Target Trust, a statutory trust originally organized under the laws of Delaware on
January 25, 1991.??Target Trust is duly registered under the
 1940 Act as an open-end, management investment company and all of Target Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital or obtaining any required initial shareholder approvals.
?
    (b) Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Target
 Fund, each outstanding share of which is fully paid, non-assessable, and has full voting rights. Target Trust issues shares of eleven (11)?series, including Target Fund.?
Target Fund has three classes of shares (Class?A, Class B, and Class C) and an unlimited number of shares of beneficial interest of Target Trust have been allocated and designated to each share class of Target Fund.? No shareholder of Target Trust has or will have any option
, warrant, or preemptive rights of subscription or purchase with respect to Target Fund Shares.
?
    (c) The financial statements appearing in Target Fund?s Annual Report to Shareholders for the fiscal year ended April 30, 2008, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Acquiring Trust, and
any interim financial statements for Target Fund that may be furnished to Acquiring Trust, fairly present the financial position of Target Fund as of their respective dates and the results of Target Fund?s operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) Target Trust, on behalf of Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of
Trust or Bylaws, as amended, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan.? Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will
not be terminated by Target Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due or payable by Target Fund.
?
    (e) Target Trust has elected to treat Target Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code.? Target
 Fund is a ?fund? as defined in Section?851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
?
    (f) Target Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section?368(a)(3)(A) of the Code.
?
    (g) Target Fund does not have any unamortized or unpaid organization fees or expenses.
?
    (h) Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section?5(c) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.
?
    (i) Since April 30, 2008, there has not been any material adverse change in Target Fund?s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.
?
    (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Fund or Target Trust of the transactions contemplated by the Plan, except the necessary
Target Fund shareholder approval, or as may otherwise be required under the federal or state securities laws or the rules and regulations thereunder.
?
    (k) There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.
?
    (l) During the five-year period ending on the Closing Date,
(i)?Target Fund has not acquired, and will not acquire, Target
 Fund Shares with consideration other than Acquiring Fund Shares or Target Fund Shares, except for redemptions in the ordinary course of Target Fund?s business or to the extent necessary to comply with its legal obligation under Section?22(e) of the 1940 Act, and (ii)?no distributions have been made with respect to Target Fund
Shares (other than regular, normal dividend distributions made pursuant to Target Fund?s historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions described in Sections 852 and 4982 of the Code.
?
    (m) As of the Closing Date, Target Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of Target Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating
 under the 1940 Act.
?
    (n) Throughout the five year period ending on the Closing Date, Target Fund will have conducted its historic business within the meaning of Section?1.368-1(d) of the Income
Tax Regulations under the Code.? Target Fund did not enter
 into (or expand) a line of business as part of the Plan of Reorganization.? Target Fund will not alter its investment portfolio in connection with the Plan of Reorganization.
?
6. Representations and Warranties by Target Trust and Acquiring Trust.
?
    Target Trust, on behalf of Target Fund, and Acquiring
Trust, on behalf of Acquiring Fund, each represents and warrants to the other that:
?
    (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m., Pacific Time, on the Closing Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section?1 of the Plan, will accurately reflect Target Fund?s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature
 whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.
?
    (c) Except as disclosed in its currently effective prospectus relating to Target Fund, in the case of Target Trust, and Acquiring Fund, in the case of Acquiring Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.? Neither Acquiring
Trust nor Target Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects
Acquiring Fund?s or Target Fund?s business or their ability to consummate the transactions herein contemplated.
?
    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
?
    (e) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of
Trustees and the Plan, subject to the approval of Target Fund?s shareholders in the case of Target
Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors? rights and to general equity principles.
?
    (f) It anticipates that consummation of the Plan will not cause either Target Fund, in the case of Target Trust, or Acquiring Fund, in the case of Acquiring Trust, to fail to conform to the requirements of Subchapter M of the
 Code for federal income taxation qualification as a RIC at the end their respective fiscal years.

7. Covenants of Target Trust and Acquiring Trust.
?
    (a) Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, each covenants to operate its respective business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.
?
    (b) Target Trust, on behalf of Target Fund, undertakes that it will not acquire Acquiring Fund
Shares for the purpose of making distributions thereof to anyone other than Target Fund?s shareholders.
?
    (c) Target Trust, on behalf of Target Fund, undertakes that, if the Plan is consummated, it will liquidate and dissolve Target Fund.
?
    (d) Target Trust, on behalf of Target Fund, and
Acquiring Trust, on behalf of Acquiring Fund, each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal
 Revenue Service or any state or local tax authority.
?
    (e) At the Closing, Target Trust, on behalf of Target
Fund, will provide Acquiring Fund with a copy of the shareholder ledger accounts, certified by Target Fund?s transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Target Fund Shares as of 1:00 p.m., Pacific
Time, on the Closing Date who are to become shareholders of Acquiring Fund as a result of the transfer of assets that is the subject of the Plan.
?
    (f)?As of the Closing, the Board of Target
 Trust shall have called,
 and Target Trust shall have held, a Special Meeting of Target Fund?s shareholders to consider and vote upon the Plan
(the "Special Meeting") and Target Trust shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Target Trust shall have mailed to each shareholder of record of
Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act,
 Section?14(a) of the 1934 Act
and Section?20(a) of the 1940 Act, and the rules and regulations thereunder.
?
    (g) Acquiring Trust has filed the Registration Statement with the SEC and used its best efforts to provide that the Registration
Statement became effective as promptly as is practicable.?
At the time it became effective,
 the Registration Statement: (i)?complied in all material respects with the applicable provisions of the 1933 Act and the rules and regulations promulgated thereunder;
and (ii)?did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.? At the time the Registration Statement became effective, at the time of the Special Meeting, and at the
 Closing Date, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact
 necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
?
    (h) Subject to the provisions of the Plan, Acquiring Trust and Target Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the
transactions contemplated by the Plan.
?
    (i) Target Trust shall deliver to Acquiring Trust at the Closing
Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of Target Fund transferred to Acquiring Trust in accordance with the terms of the Plan.
?
8. Conditions Precedent to be Fulfilled by Target Trust and Acquiring Trust.
?
    The consummation of the Plan hereunder shall be subject to the following respective conditions:
?
    (a) That: (i)?all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date;
(ii)?the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing; and (iii)?the other party shall have delivered to such party a certificate signed by the
 President and by the Secretary or equivalent officer to the foregoing effect.
?
    (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its
Secretary or equivalent officer of
each of the Trusts.
?
    (c) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section?25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section?25(c) of the 1940 Act.? And, further, no other legal, administrative or other proceeding shall have been instituted
or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

?
    (d) That the Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Target Fund at a meeting or any adjournment thereof.

    (e) That a distribution or distributions shall have been declared for Target Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i)?all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific
Time on the Closing Date; and (ii)?any
 undistributed ordinary income and capital gain net income from any prior period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section?1222(9) of the Code.
?
    (f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities
 (including those of the SEC and of state Blue Sky securities authorities, including any necessary ?no-action? positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of Target Fund or Acquiring Fund.
?
    (g) That there shall be delivered to Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, an opinion in form and substance satisfactory to them from the law firm of Stradley Ronon
 Stevens?& Young, LLP, counsel to Acquiring Trust and Target
Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, the laws of the State of Delaware, and based upon certificates of the officers of Target Trust and Acquiring Trust with regard to matters of fact:
?
    (1) The acquisition by Acquiring Fund of substantially all the assets of Target Fund, as provided for herein, in exchange for
 Acquiring Fund Shares followed by the distribution by Target
Fund to its shareholders of Acquiring
Fund Shares in complete liquidation of Target Fund will qualify as a reorganization within the meaning of Section?368(a)(1)
 of the Code, and Target Fund and Acquiring
Fund will each be a ?party to the reorganization? within the meaning of Section?368(b) of the Code;
?
    (2) No gain or loss will be recognized by Target Fund upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund
(Sections 361(a) and 357(a) of the Code);
?
    (3) Acquiring Fund will recognize no gain or loss upon the receipt of substantially all of the assets of Target Fund in exchange solely for voting shares of Acquiring Fund
 (Section 1032(a) of the Code);
?
    (4) No gain or loss will be recognized by Target Fund upon the distribution of Acquiring Fund Shares to its shareholders in liquidation of Target Fund, in pursuance of the Plan
(Section 361(c)(1) of the Code);
?
    (5) The basis of the assets of Target Fund received by Acquiring Fund will be the same as the basis of such assets to Target Fund immediately prior to the Plan of Reorganization
 (Section 362(b) of the Code);
?
    (6) The holding period of the assets of Target Fund received by Acquiring Fund will include the period during which such assets were held by Target Fund (Section 1223(2) of the Code);
?
    (7) No gain or loss will be recognized by the shareholders of Target Fund upon the exchange of their shares in Target Fund for voting shares of Acquiring Fund including fractional shares to which they may be entitled
(Section 354(a) of the Code);
?
    (8) The basis of Acquiring Fund Shares received by the shareholders of Target Fund shall be the same as the basis of Target Fund Shares exchanged therefor
 (Section 358(a)(1) of the Code);
?
    (9) The holding period of Acquiring Fund Shares received by shareholders of Target Fund (including fractional shares to which they may be entitled) will include the holding period of Target Fund Shares surrendered in exchange therefor, provided that Target Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and ?
    (10) Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section?1.381(b)-1(b)
 of the regulations issued by the United States Treasury
 (?Treasury Regulations?)) the items of Target Fund described in Section?381(c) of the Code, subject to the conditions
and limitations specified in Sections 381, 382, 383 and 384
 of the Code and the Treasury
Regulations.
?
    (h) That there shall be delivered to Acquiring Trust, on behalf of Acquiring Fund, an opinion in form and substance satisfactory to it from Stradley Ronon Stevens?& Young, LLP, counsel to
 Target Trust, on behalf of Target Fund,
to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now o r hereafter affecting generally the enforcement of creditors? rights:
?
    (1) Target Fund is a series of Target Trust and that Target
Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;
?
    (2) Target Trust is an open-end investment company of the management type registered as such under the 1940 Act;
?
    (3) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of Target
Trust on behalf of Target Fund; and
?
    (4) The Plan is the legal, valid and binding obligation of Target
Trust, on behalf of Target Fund, and is enforceable against Target
Trust, on behalf of Target Fund, in accordance with its terms.
?
    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Target Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Target Trust.
?
    (i) That there shall be delivered to Target Trust, on behalf of Target Fund, an opinion in form and substance satisfactory to it from the law firm of Stradley Ronon Stevens?& Young, LLP, counsel to Acquiring Trust, on behalf of
Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors? rights:
?
    (1) Acquiring Fund is a series of Acquiring Trust and Acquiring
Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;
?
    (2) Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund;
?
    (3) Acquiring Trust is an open-end investment company of the management type registered as such under the 1940 Act;
?
    (4) Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid
and will be non-assessable by Acquiring Trust, on behalf of Acquiring Fund;
?
    (5) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of Acquiring Trust, on behalf of Acquiring Fund;
?
    (6) The Plan is the legal, valid and binding obligation of Acquiring
Trust, on behalf of Acquiring Fund, and is enforceable against Acquiring Trust, on behalf of Acquiring Fund, in accordance with its terms; and ?
    (7) The registration statement of Acquiring Trust, of which the prospectus dated November?1, 2007 of Acquiring Fund is a part
 (the ?Prospectus?), is, at the time of the signing of the Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act.
?
    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Acquiring Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Trust.
?
    (j) That Acquiring Trust?s prospectus contained in the Registration Statement with respect to Acquiring Fund
Shares to be delivered to Target Fund?s shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration
Statement or any amendment or supplement thereto shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.
?
    (k) That Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Acquiring Fund Shares lawfully to be delivered to each holder of Target Fund Shares.
?
    (l) That, at the Closing, there shall be transferred to Acquiring Trust, on behalf of Acquiring Fund, aggregate
 Net Assets of Target Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Target Fund on the Closing Date.
?
    (m) That there be delivered to Acquiring Trust, on behalf of Acquiring Fund, information concerning the tax basis of Target Fund in all securities transferred to Acquiring
Fund, together with shareholder information including: the names, addresses, and taxpayer identification numbers of the shareholders of Target Fund as of the Closing Date; the number of shares held by each
shareholder; the dividend reinvestment elections applicable to each shareholder; and the backup withholding and nonresident alien withholding certifications, notices or records on file with Target Fund with respect to each shareholder.
??
9. Expenses.
?
    The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each of Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, will pay 25% of the costs of the Plan of Reorganization, and Franklin
 Advisers, Inc., the investment manager for both
Acquiring Fund and Target Fund, will pay 50% of the costs of the
 Plan of Reorganization.
?
10. Termination; Postponement; Waiver; Order.
?
    (a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by shareholders of Target Fund) prior to the Closing, or the Closing may be postponed as follows:
?
    (1) by mutual consent of Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund;
?
    (2) by Acquiring Trust, on behalf of Acquiring Fund, if any condition of its obligations set forth in Section?8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or ?
    (3) by Target Trust, on behalf of Target Fund, if any conditions of its obligations set forth in Section?8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.
?
    (b) If the transactions contemplated by the Plan have not been consummated by July 30, 2009, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Acquiring Trust and Target Trust.
?
    (c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the
Plan shall become void and have no further effect, and
 neither Target Trust, Acquiring Trust, Target Fund nor
Acquiring Fund, nor their trustees, officers, or agents or the shareholders of Target Fund or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section?9 hereof.
?
    (d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof if, in the judgment of such party, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to its shareholders, on behalf of whom such action is taken.
?
    (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither Target Trust nor
 Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.
?
    (f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose a ny terms or conditions that are determined by action of the Board of Trustees of Target Trust, on behalf of Target Fund, or the Board of Trustees of Acquiring Trust,
 on behalf of Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without a vote or approval of the shareholders of Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring
Fund Shares to be issued to Target Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Target Fund prior to the meeting at which the transactions contemplated by the Plan shall have been approved, the Plan shall not be consummated and shall terminate unless Target Trust shall promptly call a special meeting of the shareholders of Target Fund at which such conditions so imposed shall be submitted for approval.
    ?

11. Liability of Acquiring Trust and Target Trust.
?
    (a) Each party acknowledges and agrees that all obligations of Acquiring Trust under the Plan are binding only with respect to Acquiring Fund; that any liability of Acquiring Trust under the Plan with respect to Acquiring Trust, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Acquiring Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither Target Trust nor Target
Fund shall seek satisfaction of any such obligation or liability from the shareholders of Acquiring Trust, the trustees, officers, employees or agents of Acquiring Trust, or any of them.
?
    (b) Each party acknowledges and agrees that all obligations of Target Trust under the Plan are binding only with respect to Target Fund; that any liability of Target Trust under the Plan with respect to Target Fund, or in connection with the transactions contemplated herein with respect to
Target Fund, shall be discharged only out of the assets of Target Fund; that no other series of Target
 Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and
 that neither Acquiring Trust nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Target Trust, the trustees, officers, employees or agents of Target Trust, or any of them.
?
12. Entire Agreement and Amendments.
?
    The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

?13. Counterparts.
?
    The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

?14. Notices.

    Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin DynaTech Fund,
at Franklin Custodian Funds, One Franklin Parkway, San Mateo,
 CA 94403-1906, Attention: Secretary, or Franklin Global Health
Care Fund, at Franklin Strategic Series,
One Franklin Parkway, San Mateo, CA 94403-1906, Attention:
 Secretary, as the case may be.

15. Governing Law.

    The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.
?
    IN WITNESS WHEREOF, Target Trust, on behalf of Target Fund
, and Acquiring Trust, on behalf of Acquiring Fund, have each caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.
?


FRANKLIN CUSTODIAN FUNDS, on behalf of FRANKLIN
DYNATECH FUND


By:
?/s/David P. Goss
?
?
David P. Goss, Vice President
?


FRANKLIN STRATEGIC SERIES, on behalf of FRANKLIN
 GLOBAL HEALTH CARE FUND


By:
?/s/David P. Goss?
?
?
David P. Goss, Vice President
AGREEMENT AND PLAN OF REORGANIZATION
?
    THIS AGREEMENT AND PLAN OF REORGANIZATION
(the ?Plan?), is made as of this 1st day of December, 2008,
 by and between Franklin Custodian Funds, a statutory
 trust created under the laws of the State of Delaware
(?Acquiring Trust?), with its principal place of business
at One Franklin Parkway, San Mateo, CA 94403-1906,
on behalf of one of its series, Franklin DynaTech Fund
(?Acquiring Fund?), and Franklin Strategic Series, a
 statutory trust created under the laws of the
tate of Delaware (?Target Trust?), with its principal place of business at
 One Franklin Parkway, San Mateo, CA 94403-1906, on
 behalf of its series, Franklin Global Communications Fund (?Target Fund?).
?
PLAN OF REORGANIZATION
    The reorganization (hereinafter referred to as the ?Plan
of Reorganization?) will consist of the following: (i)?the
acquisition by Acquiring Trust, on behalf of Acquiring Fund, of substantially all of the property, assets and goodwill
of Target Fund in exchange solely for full and fractional Class?A,
 Class B, and Class C shares of beneficial interest, with
no par value, of Acquiring Fund (?Acquiring Fund
Shares?); (ii)?the distribution of Acquiring Fund Shares to the holders of Class?A, Class B, and Class C shares of beneficial interest of Target Fund (the ?Target Fund Shares?), respectively, according to their respective interests in Target Fund in complete
liquidation of Target Fund; and
(iii)?the dissolution of Target Fund as soon as is practicable after the closing (as defined in Section?3, hereinafter c
alled the ?Closing?), all upon and subject to the
terms and conditions of the Plan hereinafter set forth.

AGREEMENT

      In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets, Liquidation and Dissolution of
Target Fund.

    ?(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of Acquiring
 Trust, on behalf of Acquiring Fund, herein contained, and in consideration of the delivery by Acquiring
Trust of the number of Acquiring Fund Shares hereinafter
 provided, Target Trust on behalf of Target Fund agrees that, at the time of Closing, it will convey, transfer and deliver to Acquiring Trust, for the benefit of Acquiring Fund, all of Target Fund?s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders? rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i)?pay 25% of the costs and expenses of carrying out the Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), in accordance with Section 9 of the Plan, which costs and expenses shall be established on Target Fund?s books as liability reserves;
 (ii)?discharge its unpaid liabilities on its books at the closing date (as defined in Section?3, hereinafter called the ?Closing Date?), including, but not limited to, its income dividends and capital gains
 distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii)?pay such contingent liabilities as the Board of Trustees of Target Trust shall reasonably deem to exist against Target Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Target Fund?s books (hereinafter ?Net Assets?).?
 Neither Acquiring Trust nor Acquiring Fund shall assume any liability of Target Fund or Target Trust, and Target Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash1, bank deposits and cash equivalent securities described above.?
?
    (b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of Target Trust, on behalf of Target Fund, herein contained, and in consideration of such sale, conveyance, transfer, and delivery,
 Acquiring Trust agrees at the Closing
to deliver to Target Trust
the number of Acquiring Fund
Shares, determined by dividing the
net asset value per share of
Class?A, Class B, and Class C shares of Target Fund by the net asset value per share of Class?A, Class B, and Class C shares of Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class?A, Class B, and Class C shares of Target
Fund as of 1:00 p.m., Pacific Time, on the Closing Date.? Acquiring Fund Shares delivered to
 Target Trust at the Closing shall have an aggregate net asset value equal to the value of Target Fund?s Net Assets, all determined as provided in Section?2 of the Plan and as of the date and time specified herein. ?
    (c) Immediately following the Closing, Target Trust shall dissolve Target Fund and distribute pro rata to Target Fund?s shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Shares received by Target Fund pursuant to this Section?1.? Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring
 Fund in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date.?
Fractional Acquiring Fund Shares shall be
 carried to the third decimal place.? As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Target Fund shall be entitled to surrender the same to the transfer agent for Acquiring Fund in exchange for the number of Acquiring Fund Shares into which Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.?
Certificates for Acquiring Fund
Shares shall not be issued, unless specifically requested by the shareholders.? Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Target
 Fund shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which Target Fund Shares (which prior to the Closing were represented thereby) have been converted.
?
    (d) At the Closing, each shareholder of record of Target Fund as of the record date (the ?Distribution
Record Date?) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section?8(e) hereof, shall have the
 right to receive such unpaid dividends and distributions with respect to the shares of Target Fund that such person had on the
 Distribution Record Date.
?
    (e) All books and records relating to Target Fund, including all books and records required to be maintained under the
Investment Company Act of 1940, as amended (the ?1940 Act?), and the rules and regulations thereunder, shall be available to Acquiring Trust from and after the date of the Plan, and shall be turned over to Acquiring Trust on or prior to the Closing.
?
2. Valuation.
?
    (a) The net asset value of Acquiring Fund Shares and Target Fund Shares and the value of Target Fund?s Net Assets to be acquired by Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific Time, on the Closing Date, unless on such date: (a)?the New York Stock Exchange (?NYSE?) is not open for unrestricted trading; or (b)?the reporting of trading on the NYSE or elsewhere is disrupted; or
 (c)?any other extraordinary financial event or market condition occurs
(all such events described in (a), (b)?or (c)?are each referred to as a ?Market Disruption?). The net asset value per share of Acquiring Fund Shares and Target Fund
Shares and the value of Target Fund?s Net Assets shall be computed in accordance with the valuation
procedures set forth in the most recent respective prospectuses of Acquiring Fund and Target Fund, or amendments thereto.
?
    (b) In the event of a Market Disruption on the proposed
Closing Date, so that an
accurate appraisal of the net asset value of Acquiring Fund Shares or Target Fund Shares or the value of Target Fund?s Net Assets is impracticable, the Closing Date
shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.
?
3. Closing and Closing Date.
?
    The Closing Date shall be December 3, 2008 or such later date as the parties may mutually agree.? The Closing shall take place at the principal office of
 Acquiring Trust at 2:00 p.m., Pacific Time, on the Closing Date.?
 Target Trust on behalf of
Target Fund shall have provided for delivery as of the Closing of those Net Assets of
 Target Fund to be transferred to the account of Acquiring Fund?s Custodian, Bank of New York Mellon, Mutual Funds Division, 100
Church Street, New York, NY 10286.?
 Also, Target Trust, on behalf of Target Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of Target Fund Shares and the number of full and fractional shares of beneficial interest owned by each such
shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m., Pacific Time, on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief.? Acquiring
Trust on behalf of Acquiring Fund shall
provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund in such manner as the
officers of Target Trust on behalf of Target
Fund may reasonably request.
?
4. Representations and Warranties by
Acquiring Trust on behalf of Acquiring Fund.
?
    Acquiring Trust, on behalf of Acquiring
 Fund, represents and warrants to Target
 Trust that:
?
    (a) Acquiring Fund is a series of Acquiring
Trust, a statutory trust organized
originally as a Delaware corporation in
September 1947, reincorporated as a Maryland
 corporation in 1979, and converted into a Delaware statutory trust effective
February 1, 2008.? Acquiring Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Acquiring Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the ?1933 Act?), except for those shares sold pursuant to the private offering exemption for the purposes of raising initial capital or obtaining any required initial shareholder approvals.
?
    (b) Acquiring Trust is authorized to issue an unlimited number shares of beneficial interest, without par value, of
 Acquiring Fund, each outstanding share of which is, and each share of which when issued pursuant to and in accordance with t
he Plan will be, fully paid, non-assessable, and has or will have full voting rights.?
 Acquiring Trust currently issues
shares of five (5)?series, including Acquiring Fund.?
 Acquiring Fund issues five classes of
 shares: Class?A, Class B, Class C, Class R, and Advisor Class shares.? No shareholder of Acquiring Trust shall have any preemptive or other right to subscribe for Acquiring Fund Shares.
?
    (c) The financial statements appearing in Acquiring Fund?s Annual Report to Shareholders for the fiscal year ended September 30, 2007, audited by PricewaterhouseCoopers LLP, and unaudited Semi-Annual Report to Shareholders for the period ended March 31, 2008, copies of which have been deliver ed to Target Trust, and any interim unaudited financial statements, copies of which may be furnished to Target Trust, fairly present the financial position of Acquiring
 Fund as of their respective dates and the results of Acquiring Fund?s operations for the periods indicated in conformity with Generally Accepted Accounting Principles applied on a consistent basis.
?
    (d) The books and records of Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Acquiring Fund.

    (e) Acquiring Trust, on behalf of Acquiring Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan,
and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by
 Acquiring Fund or Acquiring Trust of the transactions contemplated by the Plan, except for the registration of
Acquiring Fund Shares under the 1933 Act, the 1940 Act, or
 as may otherwise be required under
the federal and state securities laws or the rules and regulations thereunder.
?
    (f) Acquiring Trust has elected to treat Acquiring
Fund as a regulated investment
company (?RIC?) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the ?Code?).
 Acquiring Fund is a ?fund?
as defined in Section?851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and intends to continue to qualify as a RIC as of the Closing
Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
?
    (g) Acquiring Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section?368(a)(3)(A) of the Code.

    (h) Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.
?
    (i) Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.
?
    (j) There is no intercorporate indebtedness existing between Target Fund and
 Acquiring Fund that was issued, acquired, or will be settled at a discount.
?
    (k) Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5)?years, directly or indirectly, any shares of Target Fund.
?
    (l) Acquiring Trust has no plan or intention to issue additional shares of Acquiring
Fund following the Plan of Reorganization except for shares issued in the ordinary course of Acquiring Fund?s business as a series of an open-end investment company;
nor does Acquiring Trust have any plan or intention to redeem or otherwise reacquire any shares of Acquiring
Fund issued pursuant to the Plan of Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than in the ordinary course of
 its business or to the extent
necessary to comply with its legal
obligation under Section?22(e) of the 1940 Act.
?
    (m) Acquiring Fund is in the same line of business as Target Fund before the
 Plan of Reorganization and did not enter into such line of business as part of the Plan of Reorganization. Acquiring Fund will actively continue Target Fund?s business in substantially the same manner that Target Fund conducted that business immediately before the Plan of Reorganization and has
 no plan or intention to change such business.
On the Closing Date, Acquiring Fund expects
 that at least 33?1/3% of Target
Fund?s portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Acquiring Fund.
Acquiring Fund has no plan or intention
to change any of its investment
objectives, strategies, policies, risks and restrictions after the Plan of Reorganization.
 Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the former assets of Target Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Acquiring
 Fund will continuously review its investment portfolio
(as Target Fund did before the Closing) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of Target Fund.
?
    (n) The registration statement on Form N-14 referred to in Section?7(g) hereof
(the ?Registration Statement?), and any
prospectus or statement of additional
information of Acquiring Fund contained
or incorporated therein by reference,
and any supplement or amendment to the
 Registration Statement or any such
prospectus or statement of additional
information, on the effective and clearance dates of the Registration Statement, on the date of the Special Meeting of Target
 Fund shareholders, and on the
 Closing Date: (i)?shall comply in all material respects with the provisions of the 1933 Act, the Securities
Exchange Act of 1934, as amended
 (the ?1934 Act?), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii)?shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5. Representations and Warranties by
Target Trust on behalf of Target Fund.
?
    Target Trust, on behalf of Target
Fund, represents and warrants to Acquiring
Trust that:
?
    (a) Target Fund is series of Target
Trust, a statutory trust originally organized under the laws of Delaware on January 25, 1991.??Target
 Trust is duly registered
under the 1940 Act as an open-end,
 management investment company and all of Target
Fund Shares sold were sold pursuant
 to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital or obtaining any required initial shareholder approvals.
?
    (b) Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of
Target Fund, each outstanding share of
which is fully paid, non-assessable, and has full voting rights. Target Trust issues shares of eleven (11)?series, including Target Fund.? Target
 Fund has three classes of shares
 (Class?A, Class B, and Class C) and an unlimited number of shares of beneficial interest of Target Trust have been allocated and designated to each share class of Target Fund.? No shareholder of Target Trust has or will have any option, warrant, or preemptive rights of subscription or purchase with respect to Target Fund Shares.
?
    (c) The financial statements appearing in Target Fund?s Annual Report to
Shareholders for the fiscal year ended
 April 30, 2008, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to
Acquiring Trust, and any interim
financial statements for Target Fund that may be furnished to Acquiring Trust, fairly present the financial position of Target Fund as of their respective dates and
 the results of Target Fund?s operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) Target Trust, on behalf of Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust or Bylaws, as amended, or any contract or any other commitment or obligation, and is not subject to any order
or decree, that would be violated by its execution of or performance under the Plan.?
Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by Target Fund in accordance
with their terms at or prior to the Closing Date
, or which will result in a penalty or additional
 fee to be due or payable by Target Fund.
?
    (e) Target Trust has elected to treat
Target Fund as a RIC for federal income
tax purposes under Part I of Subchapter
 M of the Code.? Target Fund is a ?fund? as defined in Section?851(g)(2) of the Code, has qualified as a RIC for each taxable
year since its inception, and will qualify as
 a RIC as of the Closing Date, and
consummation of the transactions
contemplated by the Plan will not cause it to
 fail to be qualified as a RIC as of the Closing Date.
?
    (f) Target Fund is not under
jurisdiction of a Court in a Title 11 or similar cas e
 within the meaning of Section?368(a)(3)(A) of the Code.
?
    (g) Target Fund does not have any
 unamortized or unpaid organization fees
or expenses.
?
    (h) Target Fund does not have any
known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section?5(c) hereof
 and those incurred in the ordinary
course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.
?
    (i) Since April 30, 2008, there has not been any material adverse change in
Target Fund?s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.
?
    (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Fund or Target Trust of the transactions contemplated by the Plan, except the necessary Target Fund shareholder approval, or as may otherwise be required under the federal or state securities
 laws or the rules and regulations thereunder.
?
    (k) There is no intercorporate indebtedness existing between Target Fund and
 Acquiring Fund that was issued, acquired, or will be settled at a discount.
?
    (l) During the five-year period ending on the Closing Date, (i)?Target Fund has not acquired, and will not acquire, Target Fund Shares with consideration other than
 Acquiring Fund Shares or Target Fund Shares, except for redemptions in the ordinary course of Target Fund?s business or to the extent necessary to comply with its legal obligation under Section?22(e) of the
1940 Act, and (ii)?no distributions have been made with respect to Target Fund Shares (other than regular, normal dividend distributions made pursuant to Target Fund?s historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other
 person, except for distributions described in Sections 852 and 4982 of the Code.
?
    (m) As of the Closing Date, Target Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any
 person could acquire shares of Target Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.
?
    (n) Throughout the five year period ending on the Closing Date, Target Fund will have conducted its historic business within the meaning of Section?1.368-1(d) of
 the Income Tax Regulations under the Code.?
Target Fund did not enter into (or expand) a line of business as part of the Plan of Reorganization.? Target Fund will not alter its investment portfolio in connection with the Plan of Reorganization.
?
6. Representations and Warranties by Target
 Trust and Acquiring Trust.
?
    Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring
Fund, each represents and warrants to the other that:
?
    (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m.,
Pacific Time, on the Closing Date for the purpose
 of determining the number of
Acquiring Fund Shares to be issued pursuant to Section?1 of the Plan, will accurately reflect Target Fund?s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in
(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject
thereto, or materially affect title thereto.
?
    (c) Except as disclosed in its currently effective prospectus relating to Target Fund, in the case of Target Trust, and Acquiring
Fund, in the case of Acquiring Trust,
 there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.? Neither Acquiring
Trust nor Target Trust is a party to
or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects
Acquiring Fund?s or Target Fund?s
business or their ability to consummate the transactions herein contemplated.
?
    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
?
    (e) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of Trustees and the Plan, subject to the approval
of Target Fund?s shareholders in the case of
 Target Trust, constitutes a valid
and binding obligation enforceable in accordance
 with its terms, subject as to
enforcement to bankruptcy, insolvency,
 reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors?
rights and to general equity principles.
?
    (f) It anticipates that consummation of the Plan will not cause either Target Fund, in the case of Target Trust, or Acquiring Fund,
 in the case of Acquiring Trust,
to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end their respective fiscal years.

7. Covenants of Target Trust and Acquiring Trust.
?

    (a) Target Trust, on behalf of
 Target Fund, and Acquiring Trust,
on behalf of Acquiring
 Fund, each covenants to operate its
respective business as presently
 conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution
 of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.
?
    (b) Target Trust, on behalf of Target Fund, undertakes that it will not acquire
 Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than Target Fund?s shareholders.
?
    (c) Target Trust, on behalf of Target Fund, undertakes that, if the Plan is consummated,
 it will liquidate and dissolve Target Fund.
?
    (d) Target Trust, on behalf of Target Fund, and
Acquiring Trust, on behalf of
 Acquiring Fund, each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before
such date shall have been filed,
and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under
 audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.
?
    (e) At the Closing, Target Trust, on behalf of
Target Fund, will provide Acquiring
Fund with a copy of the shareholder ledger accounts,
 certified by Target Fund?s
transfer agent or its President to the best of its or
 his knowledge and belief, for all
the shareholders of record of Target Fund Shares as of 1:00 p.m., Pacific Time, on the Closing Date who are to become
 shareholders of Acquiring Fund as a result of the transfer of assets that is the subject of the Plan.
?
    (f)?As of the Closing, the Board of Target Trust shall have called, and Target
 Trust shall have held, a Special Meeting of Target
Fund?s shareholders to consider
 and vote upon the Plan (the "Special Meeting") and Target Trust shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Target Trust shall have mailed to each shareholder of record of Target
Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that
 complies in all material respects
with the applicable provisions of the 1933 Act, Section?14(a) of the 1934 Act and Section?20(a)
 of the 1940 Act, and the rules and regulations thereunder.
?
    (g) Acquiring Trust has filed the Registration Statement with the SEC and used its best efforts to provide that the Registration Statement became effective as promptly as is practicable.? At the time it became effective, the Registration
Statement: (i)?complied in all material respects with the applicable provisions of the
1933 Act and the rules and regulations promulgated thereunder; and (ii)?did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the
 statements therein not misleading.?
At the time the Registration Statement
 became effective, at the time of the Special
Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make
the statements therein, in the light of the
 circumstances under which they were made, not misleading.
?
    (h) Subject to the provisions of the Plan, Acquiring Trust and Target Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.
?
    (i) Target Trust shall deliver to Acquiring Trust at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of Target Fund transferred to Acquiring
Trust in accordance with the terms
of the Plan.
?
8. Conditions Precedent to be Fulfilled by Target
Trust and Acquiring Trust.
?
    The consummation of the Plan hereunder shall be subject to the following respective conditions:
?
    (a) That: (i)?all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii)?the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing; and (iii)?the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.
?
    (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Trusts.
?
    (c) That the SEC shall have declared effective the Registration Statement and no
t
 have issued an unfavorable management report under Section?25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section?25(c) of the 1940 Act.?
And, further, no other legal,
 administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.
?
    (d) That the Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Target Fund at a meeting or any adjournment thereof.

    (e) That a distribution or distributions shall have been declared for Target Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i)?all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m.
 Pacific Time on the Closing Date; and (ii)?any undistributed ordinary income and capital gain net income from any prior period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by
Section?1222(9) of the Code.
?
    (f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities
 (including those of the SEC and of state
Blue Sky securities authorities, including any necessary ?no-action? positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of Target Fund or Acquiring Fund.
?
    (g) That there shall be delivered to Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, an
 opinion in form and substance
satisfactory to them from the law firm of Stradley
 Ronon Stevens?& Young, LLP,
 counsel to Acquiring Trust and Target Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, the laws of the State of Delaware, and based upon certificates of the officers of Target Trust and Acquiring Trust with regard to matters of fact:
?
    (1) The acquisition by Acquiring Fund of substantially all the assets of Target Fund, as provided for herein, in exchange for Acquiring Fund
Shares followed by the
distribution by Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Target Fund will qualify as a reorganization within the meaning of
Section?368(a)(1) of the Code, and Target Fund and
 Acquiring Fund will each be a ?
party to the reorganization? within the
 meaning of Section?368(b) of the Code;
?
    (2) No gain or loss will be recognized by Target
 Fund upon the transfer of
 substantially all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (Sections 361(a) and 357(a) of the Code);
?
    (3) Acquiring Fund will recognize no gain or loss upon the receipt of substantially all of the assets of Target Fund in exchange solely for voting shares of
Acquiring Fund (Section 1032(a) of the Code);
?
    (4) No gain or loss will be recognized by Target Fund upon the distribution of
 Acquiring Fund Shares to its shareholders in liquidation of Target Fund, in pursuance of the Plan
(Section 361(c)(1) of the Code);
?
    (5) The basis of the assets of Target
 Fund received by Acquiring Fund will be the same as the basis of such assets to Target
 Fund immediately prior to the
Plan of Reorganization (Section 362(b) of the Code);
?
    (6) The holding period of the assets of Target
 Fund received by Acquiring Fund
will include the period during which such assets were held by Target Fund
(Section 1223(2) of the Code);
?
    (7) No gain or loss will be recognized by the shareholders of Target Fund upon the exchange of their shares in Target Fund for voting shares of Acquiring Fund including fractional shares to which they may
 be entitled (Section 354(a) of the Code);
?
    (8) The basis of Acquiring Fund Shares
 received by the shareholders of Target Fund shall be the same as the basis of Target Fund
 Shares exchanged therefor
(Section 358(a)(1) of the Code);
?
    (9) The holding period of Acquiring Fund
 Shares received by shareholders of Target
 Fund (including fractional shares to which they may be entitled) will include the holding period of Target Fund Shares surrendered in exchange therefor, provided that Target Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and ?
    (10) Acquiring Fund will succeed to and
take into account as of the date of the transfer
(as defined in Section?1.381(b)-1(b) of the regulations issued by the United
 States Treasury (?Treasury Regulations?))
 the items of Target Fund described in
Section?381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the
Code and the Treasury Regulations.
?
    (h) That there shall be delivered to
Acquiring Trust, on behalf of Acquiring Fund,
 an opinion in form and substance satisfactory to it from Stradley Ronon Stevens?& Young, LLP, counsel to Target Trust, on behalf of Target Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and
 other laws now or hereafter affecting
generally the enforcement of creditors? rights:
?
    (1) Target Fund is a series of Target
 Trust and that Target Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;
?
    (2) Target Trust is an open-end investment company of the management type registered as such under the 1940 Act;
?
    (3) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of Target Trust on behalf of Target Fund; and ?
    (4) The Plan is the legal, valid and binding obligation of Target Trust, on behalf of Target Fund, and is enforceable against Target
Trust, on behalf of Target Fund,
in accordance with its terms.
?
    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Target Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Target Trust.
?
    (i) That there shall be delivered to Target
Trust, on behalf of Target Fund, an opinion in form and substance satisfactory to it from the law firm of
Stradley Ronon Stevens?& Young, LLP, counsel to
Acquiring Trust,
 on behalf of Acquiring Fund, to the
 effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and
 other laws now or hereafter
affecting generally the
enforcement of creditors? rights:
?
    (1) Acquiring Fund is a series of
Acquiring Trust and Acquiring Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;
?
    (2) Acquiring Trust is authorized to
 issue an unlimited number of shares of
 beneficial interest, without par value, of Acquiring Fund;
?
    (3) Acquiring Trust is an open-end
investment company of the management
type registered as such under the 1940 Act;
?
    (4) Acquiring Fund Shares to be issued
pursuant to the terms of the Plan have
been duly authorized and, when issued
and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by Acquiring Trust, on behalf of Acquiring Fund;
?
    (5) The execution and delivery of the
Plan and the consummation of the
 transactions contemplated hereby have
 been duly authorized by all necessary statutory trust action on the part of Acquiring
Trust, on behalf of Acquiring Fund;
?
    (6) The Plan is the legal, valid and
 binding obligation of Acquiring Trust,
 on behalf of Acquiring Fund, and is enforceable against Acquiring Trust, on behalf of Acquiring Fund, in accordance with its terms; and
?
    (7) The registration statement
of Acquiring Trust, of which the prospectus
 dated November?1, 2007 of Acquiring Fund is a part (the ?Prospectus?), is, at the time of the signing of the Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration
statement has been issued, and no proceedings
 for such purpose have been instituted
or are pending before or threatened by the SEC under the 1933 Act.
?
    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Acquiring
 Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Trust.
?
    (j) That Acquiring Trust?s prospectus
 contained in the Registration Statement
with respect to Acquiring Fund Shares
 delivered to Target Fund?s shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration
Statement or any amendment or supplement thereto shall have been issued prior to the Closing Date or shall be in effect at Closing, and
no proceedings for the issuance of such an order shall be pending or threatened on that date.
?
    (k) That Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Acquiring Fund Shares lawfully to be delivered to each holder of Target Fund Shares.
?
    (l) That, at the Closing, there shall be transferred to Acquiring Trust, on behalf of Acquiring Fund, aggregate Net Assets of Target Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Target Fund on the Closing Date.
?
    (m) That there be delivered to Acquiring
Trust, on behalf of Acquiring Fund,
information concerning the tax basis of Target Fund in all securities transferred to
 Acquiring Fund, together with shareholder information including: the names, addresses, and taxpayer identification numbers of the shareholders of Target Fund as of the Closing Date; the number of shares held by each shareholder; the dividend reinvestment elections applicable to each shareholder;
 and the backup withholding and nonresident alien withholding certifications, notices or records on file with Target Fund with respect to each shareholder.
??
9. Expenses.
?
    The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each of Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, will pay 25% of the costs of the Plan
 of Reorganization, and Franklin Advisers, Inc., the investment manager for both Acquiring Fund and Target Fund, will pay 50% of the costs of the Plan of Reorganization.
?
10. Termination; Postponement; Waiver; Order.
?
    (a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by shareholders of Target Fund) prior to the
 Closing, or the Closing may be postponed as follows:
?
    (1) by mutual consent of Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund;
?
    (2) by Acquiring Trust, on behalf of Acquiring Fund, if any condition of its obligations set forth in Section?8 has not been fulfilled or waived and it reasonably appears that such
condition or obligation
will not or cannot be met; or
?
    (3) by Target Trust, on behalf of Target Fund, if any conditions of its obligations set forth in Section?8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.
?
    (b) If the transactions contemplated by the Plan have not been consummated by July 30, 2009, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Acquiring Trust and Target Trust.
?
    (c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither Target Trust, Acquiring Trust, Target
Fund nor Acquiring Fund,
 nor their trustees, officers, or agents or the shareholders of Target
 Fund or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section?9 hereof.
?
    (d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof if, in the judgment of such party, such action or waiver will not have a material adverse
effect on the benefits intended under the Plan to its shareholders, on behalf of whom such action is taken.
?
    (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the
 Plan on the Closing Date, and neither Target Trust nor Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.
?
    (f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Target Trust, on behalf of Target Fund, or the Board of Trustees of Acquiring Trust, on behalf of Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without a vote or approval of the shareholders of Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund
 Shares to be issued to Target Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Target Fund prior to the meeting at which the transactions contemplated by the Plan shall have been approved, the Plan shall not be consummated and shall terminate unless Target Trust shall promptly call a special meeting of the shareholders of Target Fund at which such
conditions so imposed shall be submitted for approval.
    ?
11. Liability of Acquiring Trust and Target Trust.
?
    (a) Each party acknowledges and agrees that all obligations of Acquiring Trust under the Plan are binding only with respect to Acquiring Fund; that any liability of Acquiring Trust under the Plan with respect to Acquiring Trust, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Acquiring
Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither Target Trust nor Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of Acquiring
Trust, the trustees, officers, employees or agents of Acquiring Trust, or any of them.
?
    (b) Each party acknowledges and agrees that all obligations of Target Trust under the Plan are binding only with respect to Target Fund; that any liability of Target Trust under the Plan with respect to Target Fund, or in connection with the transactions contemplated herein with respect to Target Fund, shall be discharged only out of the assets of Target Fund; that no other series of Target Trust shall be liable with respect to the Plan
or in connection with the transactions contemplated herein; and that neither Acquiring
Trust nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Target Trust, the trustees, officers, employees or agents of Target Trust, or any of them.
?
12. Entire Agreement and Amendments.
?
    The Plan embodies the entire agreement
 between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.
 The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

?13. Counterparts.
?
    The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

?14. Notices.

    Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage
 prepaid, addressed to Franklin DynaTech Fund, at Franklin
Custodian Funds, One Franklin Parkway, San Mateo, CA 94403-1906, Attention:
 Secretary, or Franklin Global
Communications Fund, at Franklin Strategic Series,
One Franklin Parkway, San Mateo, CA 94403-1906, Attention: Secretary, as the case may be.

15. Governing Law.

    The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.
?
    IN WITNESS WHEREOF, Target Trust, on behalf of Target Fund, and Acquiring Trust, on behalf of Acquiring Fund, have each caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.
?
FRANKLIN CUSTODIAN FUNDS, on behalf of FRANKLIN DYNATECH FUND
By:?/s/David P. Goss
? ?David P. Goss, Vice President
?


FRANKLIN STRATEGIC SERIES, on behalf of FRANKLIN GLOBAL
 COMMUNICATIONS FUND
By:?/s/David P. Goss
? ?David P. Goss, Vice President
3